                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          WILMINGTON TRUST CORPORATION
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[WILIMINGTON TRUST LOGO]
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                      AND
                                PROXY STATEMENT

Dear Wilmington Trust Shareholder:

     On Thursday, May 20, 1999, Wilmington Trust Corporation will hold its 1999 Annual Shareholders' Meeting at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will begin at 10:00 a.m.

     Only shareholders who owned stock at the close of business on March 22, 1999 can vote at the meeting or any adjournment. At the meeting, we will:

     1.  Elect five directors;

     2.  Approve our 1999 Long-term Incentive Plan;

     3.  Approve our Executive Incentive Plan;

     4.  Ratify the appointment of our independent auditors for 1999; and

     5.  Attend to other business properly presented at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOUR PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     At the meeting, we also will report on our 1998 business results and other matters of interest to shareholders.

     We are enclosing with this proxy statement a copy of our 1998 Annual Report to Shareholders. The approximate date this proxy statement and card(s) are being mailed is March 30, 1999.

                                          By Order of the Board of Directors

                                          /s/ Ted T. Cecala

                                          Ted T. Cecala,
                                          Chairman of the Board and
                                          Chief Executive Officer

March 22, 1999
\

                               TABLE OF CONTENTS

Questions and Answers.......................................    1
Proposals You May Vote On...................................    3
Nominees for the Board of Directors.........................    4
Committees of the Board of Directors........................    7
Directors' Compensation.....................................    8
Executive Officers Who are Not Directors....................    8
Directors' and Executive Officers' Ownership of Wilmington
  Trust Stock...............................................   10
Wilmington Trust Stock Held in A Fiduciary Capacity.........   11
Executive Compensation......................................   12
Compensation Committee Interlocks and Insider
  Participation.............................................   20
Section 16(a) Beneficial Ownership Reporting Compliance.....   20
Transactions with Management................................   20
Approval of the 1999 Long-term Incentive Plan...............   21
Approval of the Executive Incentive Plan....................   24
Availability of Form 10-K...................................   26

                             QUESTIONS AND ANSWERS

1.   Q:  WHAT MAY I VOTE ON?

     A:   - The election of nominees to serve on our Board of Directors;

          - The approval of our 1999 Long-term Incentive Plan;

          - The approval of our Executive Incentive Plan; and

          - The ratification of the appointment of our independent auditors for 1999.

2.   Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     A: Your Board recommends a vote FOR each of the nominees, FOR the approval of our 1999 Long-term Incentive Plan and Executive Incentive Plan and FOR the appointment of Ernst & Young LLP as our independent auditors for 1999.

3.   Q  WHO IS ENTITLED TO VOTE?

     A: Shareholders as of the close of business on March 22, 1999 (the "Record Date") are entitled to vote at the Annual Meeting.

4.   Q:  HOW DO I VOTE?

     A: Please sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the four proposals. You have the right to revoke your proxy at any time before the meeting by:

         - notifying our Secretary;

         - voting in person; or

         - returning a later-dated proxy card.

5.   Q:  WHO WILL COUNT THE VOTE?

     A. Norwest Bank Minnesota, National Association will count the votes. Messrs. James C. Stewart and Philip C. Collins will act as inspectors of election.

6.   Q:  HOW MANY SHARES CAN VOTE?

     A: As of the Record Date, 33,216,980 shares of our common stock were issued and outstanding. Every shareholder of our common stock as of the Record Date is entitled to one vote for each share held.

7.   Q:  WHAT IS A "QUORUM"?

     A. A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal, other than for election of directors, must receive the vote of more than 50% of our outstanding shares to be adopted. A proposal for election of directors must receive a plurality of the shares at the meeting to be adopted. If you submit a properly executed proxy card, you will be considered part of the quorum, even if you abstain from voting. In addition, shares represented by "broker non-votes" will be considered part of the quorum. Abstentions are not counted in tallying votes. A WITHHELD vote is the same as an abstention.

8.   Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: We do not know of any business to be considered at our 1999 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is presented at the

         Annual Meeting, your signed proxy card gives authority to David R. Gibson, our Senior Vice President and Chief Financial Officer, and Thomas P. Collins, our Vice President and Secretary, to vote on those matters at their discretion.

 9.  Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING DUE?

     A. You must submit any shareholder proposal to be considered for inclusion in next year's proxy statement in writing to Mr. Thomas Collins at Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 by January 19, 2000. Our advance notice bylaw provisions require that any shareholder proposal to be presented from the floor of the 2000 Annual Meeting other than to elect directors must be submitted in writing to Mr. Collins at the above address by March 20, 2000. That notice must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

10.  Q:  CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF WILMINGTON
         TRUST?

     A. As a shareholder, you may recommend a person as a nominee for director of Wilmington Trust by writing to Mr. Thomas Collins at the above address. We must receive recommendations by March 20, 2000 for the 2000 Annual Meeting. These recommendations must include the information required in the response to Question 9 above as well as the nominee's name and address, a representation that the shareholder is a recordholder of our stock or holds our stock through a broker and intends to appear in person or by proxy at our 2000 Annual Meeting to nominate the person, information regarding the nominee that would be required to be included in our proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

11.  Q:  HOW MUCH DID THIS PROXY SOLICITATION COST?

     A. We hired Morrow and Co., Inc. to assist in distributing proxy materials and soliciting votes for $6,500, plus estimated out-of-pocket expenses of $20,000. We also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1. ELECTION OF DIRECTORS

     There are five nominees in our Class of 2002 for election as directors this year. We have provided detailed information on each on page 4. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2. APPROVAL OF 1999 LONG-TERM INCENTIVE PLAN

     Our Compensation Committee and your Board have approved our 1999 Long-term Incentive Plan to assist us in attracting and retaining key officers and employees and motivate them to achieve our long-term business objectives. We have provided detailed information about this plan on pages 21 to 24 and in Exhibit A.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PLAN.

3. APPROVAL OF EXECUTIVE INCENTIVE PLAN

     Our Compensation Committee and your Board have approved our Executive Incentive Plan to further motivate executive officers to achieve corporate performance goals. We have provided detailed information about this plan on pages 24 to 26 and in Exhibit B.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PLAN.

4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

     Your Board has recommended the appointment of Ernst & Young LLP as our independent auditors for 1999, subject to your approval. Ernst & Young has served as our independent auditors since 1981. They have access to our Audit Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions.

     During 1998, Ernst & Young audited our consolidated financial statements and the separate financial statements of certain of our affiliates and employee benefit plan financial statements. They also reviewed our annual report to shareholders and certain other filings we made with the SEC in 1998. In addition, Ernst & Young provided us with various non-audit services during 1998.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 1999.

                      NOMINEES FOR THE BOARD OF DIRECTORS

                                 CLASS OF 2002
                            VOTING IS FOR THIS CLASS

Carolyn S. Burger.........  Director since 1991    Ms. Burger became a principal in CB
  Age 58                                             Associates, Inc., a consulting firm specializing
                                                     in legislation, technology deployment for
                                                     senior executives, and executive coaching,
                                                     in 1996. She served as President and Chief
                                                     Executive Officer of Bell Atlantic-Delaware,
                                                     Inc. from 1991 to 1996. Ms. Burger also is a
                                                     director of PJM Interconnection, L.L.C. and
                                                     Rodel, Inc.
Robert V.A. Harra Jr......  Director since 1996    Mr. Harra became a director, President, Chief
  Age 49                                             Operating Officer, and Treasurer of Wilmington
                                                     Trust in 1996. He previously served as our
                                                     Executive Vice President and Treasurer from
                                                     1992 to 1995.
Rex L. Mears..............  Director since 1992    Mr. Mears has served as President of Ray S. Mears
  Age 57                                             and Sons, Inc., a family corporation, since
                                                     1967.
Leonard W. Quill..........  Director since 1990    Mr. Quill retired as Chairman of the Board and
  Age 67                                             Chief Executive Officer of Wilmington Trust in
                                                     1996. He had held those positions since
                                                     1995. He previously served as Chairman of
                                                     the Board, President, and Chief Executive
                                                     Officer of Wilmington Trust since 1992.
Robert W. Tunnell Jr......  Director since 1992    Mr. Tunnell became managing partner of Tunnell
  Age 44                                             Companies, an owner and developer of real
                                                     estate, in 1981.

     Robert C. Forney, a director since 1975, will not stand for re-election in compliance with our Bylaws, which provide that no person who has attained the age of 72 may be nominated for election to our Board.

     The following individuals currently serve as directors in the two other classes. Their terms will end at the annual meetings in 2000 and 2001, respectively.

                    CLASS OF 2000 -- ONE-YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 1997 ANNUAL MEETING

Ted T. Cecala...............  Director since 1996    Mr. Cecala became a director, Chairman of
  Age 49                                               the Board, and Chief Executive Officer of
                                                       Wilmington Trust in 1996. He previously
                                                       served as our Executive Vice President and
                                                       Chief Financial Officer from 1990 to 1995.
                                                       Mr. Cecala also serves as a member of the
                                                       Board of Managers of Cramer Rosenthal
                                                       McGlynn, LLC and Roxbury Capital
                                                       Management, LLC.
Richard R. Collins..........  Director since 1989    Mr. Collins became Chairman of Collins,
  Age 62                                               Inc., a consulting firm for various insurance
                                                       industry associations and financial and
                                                       non-financial companies focusing on
                                                       international expansion, in 1993. He also
                                                       is a consultant for American Life
                                                       Insurance Company. Mr. Collins previously
                                                       served as Chief Executive Officer and
                                                       Chief Operating Officer of that company
                                                       from 1981 to 1992.
Andrew B. Kirkpatrick Jr....  Director since 1983    Mr. Kirkpatrick became counsel to the law
  Age 69                                               firm of Morris, Nichols, Arsht and Tunnell in
                                                       1995. He served as a partner in that firm from
                                                       1958 to 1995.
Hugh E. Miller..............  Director since 1982    Mr. Miller retired as Vice Chairman of ICI
  Age 63                                               Americas in 1990. He served with its parent,
                                                       Imperial Chemical Industries PLC, for 20
                                                       years until 1990, including management
                                                       positions in Europe and the United States.
                                                       Mr. Miller also serves as Chairman and a
                                                       director of MGI Pharma, Inc.
David P. Roselle............  Director since 1991    Mr. Roselle has served as President of the
  Age 59                                               University of Delaware since 1990.
Thomas P. Sweeney...........  Director since 1983    Mr. Sweeney has served as a member in the
  Age 62                                               law firm of Richards, Layton & Finger, P.A.
                                                       since 1967.
Mary Jornlin-Theisen........  Director since 1981    Ms. Theisen is a civic leader who retired as
  Age 71                                               manager of the public affairs program of
                                                       Hercules Incorporated in 1981. She
                                                       previously served as New Castle County
                                                       Executive from 1976 to 1980 and as
                                                       Treasurer of the State of Delaware from
                                                       1972 to 1976.

                    CLASS OF 2001 -- TWO-YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 1998 ANNUAL MEETING

Charles S. Crompton Jr......  Director since 1982    Mr. Crompton has served as a partner in the
  Age 62                                               law firm of Potter, Anderson & Corroon since
                                                       1966.
H. Stewart Dunn Jr. ........  Director since 1988    Mr. Dunn has served as a partner in the law
  Age 69                                               firm of Ivins, Phillips & Barker since 1962.
Edward B. duPont............  Director since 1986    Mr. DuPont is a private investor and a
  Age 64                                               director of E.I. du Pont de Nemours and Company.
R. Keith Elliott............  Director since 1997    Mr. Elliott became Chairman of the Board and
  Age 56                                               Chief Executive Officer of Hercules
                                                       Incorporated in 1997. He previously served
                                                       as President and Chief Executive Officer
                                                       of that company in 1996, President and
                                                       Chief Operating Officer of that company
                                                       from 1995 to 1996, and Chief Financial
                                                       Officer from 1991 to 1995. Mr. Elliott is
                                                       a director of that company, PECO Energy,
                                                       and Computer Task Group.
Stacey J. Mobley............  Director since 1991    Mr. Mobley has served as Senior Vice
  Age 53                                               President, External Affairs, E.I. du Pont de Nemours
                                                       and Company since 1992.
H. Rodney Sharp III.........  Director since 1998    Mr. Sharp served in several management
  Age 62                                               positions at E.I. du Pont de Nemours and Company from
                                                       1961 to 1991, and retired from du Pont in
                                                       1991. He is a director of that company.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     Our full Board considers all major decisions of Wilmington Trust. However, the Board has established the following three standing committees so that certain important areas can be addressed in more depth than may be possible at full Board meetings:

     - The Executive Committee exercises most of the Board's authority between Board meetings. It consists of six permanent members plus three members of the Board selected to serve on the committee on a rotating basis for six months at a time.

     - The Audit Committee examines our Audit Division and its accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews examination reports of governmental agencies and independent auditors, and makes recommendations on those to the Board. It consists of five members, none of whom is an employee of Wilmington Trust.

     - The Compensation Committee in general advises on matters of policy concerning Wilmington Trust, reviews major organizational matters with management, including salaries and employee benefits, and administers our executive incentive plan and stock option plans. It consists of five members, none of whom is an employee of Wilmington Trust. That committee's report on executive compensation appears on pages 17 to 19 below.

     The table below provides information about our Board committee membership during 1998.

                           BOARD COMMITTEE MEMBERSHIP
                           (AS OF DECEMBER 31, 1998)

NAME                                                        AUDIT    COMPENSATION    EXECUTIVE
----                                                        -----    ------------    ----------
Carolyn S. Burger.........................................                           X
Ted T. Cecala.............................................                           X*
Richard R. Collins........................................    X            X
Charles S. Crompton Jr. ..................................    X*           X
H. Stewart Dunn Jr........................................                           X(Rotating)
Robert C. Forney..........................................                 X*        X
Robert V.A. Harra Jr. ....................................                           X
Rex L. Mears..............................................                           X(Rotating)
Hugh E. Miller............................................                 X         X
Stacey J. Mobley..........................................                 X
David P. Roselle..........................................    X                      X(Rotating)
Thomas P. Sweeney.........................................                           X
Mary Jornlin Theisen......................................    X
Robert W. Tunnell Jr......................................    X
                                                            -----------------------------------
Number of meetings in 1998................................    3            5         5

---------------
* Chairperson

     Messrs. Crompton, DuPont, and Kirkpatrick also served as rotating members of the Executive Committee during 1998.

                            DIRECTORS' COMPENSATION

     We pay our outside directors an annual retainer of $15,000 in addition to a $1,200 fee for each Board meeting they attend. We also pay them a $1,000 fee for each Executive Committee meeting they attend and an $800 fee for each Audit or Compensation Committee meeting they attend. We held a total of seven Board meetings and 13 committee meetings in 1998. Directors' fees and retainers the Board earned for 1998 totaled $490,400.

     We pay each director the first half of the annual retainer in our common stock. In addition, each director may elect to receive the balance of the annual retainer in our common stock. Under our Directors' Deferred Fee Plan, directors can elect each year to defer receipt of the cash portion of their directors' fees until they are no longer a director. If a director elects to defer receipt of his or her directors' fees, the director may elect to earn a yield on the deferred portion based on (1) yields we pay on certain of our deposit products and/or (2) changes in the price of our common stock, together with dividends on that stock.

     Directors who are also officers of Wilmington Trust do not receive any additional compensation for service on any committee.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following contains information about our executive officers who are not directors.

Robert J. Christian.......  Executive Officer    Mr. Christian became a member of Wilmington
Age 49                      since 1996             Trust's Management Committee and a Senior Vice
                                                   President of Wilmington Trust Company, our
                                                   principal banking subsidiary ("WTC"), in its
                                                   Asset Management Department in 1996. He
                                                   previously served as President and Chief
                                                   Investment Officer of PNC Asset Management
                                                   Group from 1994 to 1996 and as Chief
                                                   Investment Officer of PNC Bank Corp. from 1992
                                                   to 1996.
Howard K. Cohen...........  Executive Officer    Mr. Cohen became a member of Wilmington Trust's
Age 50                      since 1992             Management Committee and a Senior Vice
                                                   President of WTC in its Corporate Financial
                                                   Services Department in 1992.
William J. Farrell II.....  Executive Officer    Mr. Farrell became a member of Wilmington
Age 40                      since 1993             Trust's Management Committee and a Senior Vice
                                                   President of WTC in its Trust Operations and
                                                   Systems Development Department in 1993. In
                                                   1998, he also assumed oversight over all areas
                                                   of WTC's Information Technology Department.
David R. Gibson...........  Executive Officer    Mr. Gibson became Senior Vice President and
Age 41                      since 1992             Chief Financial Officer of Wilmington Trust in
                                                   1997 and of WTC in 1996. He previously served
                                                   as Senior Vice President of WTC in its Finance
                                                   Department from 1992 to 1997.
Joseph M. Jacobs Jr. .....  Executive Officer    Mr. Jacobs became a member of Wilmington Trust's
Age 60                      since 1992             Management Committee and Senior Vice President
                                                   of WTC in its Administration Department in
                                                   1992.
Hugh D. Leahy Jr..........  Executive Officer    Mr. Leahy became a member of Wilmington Trust's
Age 51                      since 1992             Management Committee and Senior Vice President
                                                   of WTC in its Personal Banking Department in
                                                   1992.

Robert A. Matarese........  Executive Officer    Mr. Matarese became a member of Wilmington
Age 52                      since 1990             Trust's Management Committee in 1991 and Senior
                                                   Vice President of WTC in its Commercial
                                                   Banking Department in 1990.
Ronald K. Pendleton.......  Executive Officer    Mr. Pendleton became Wilmington Trust's auditor
Age 49                      since 1991             in 1991.
Rita C. Turner............  Executive Officer    Ms. Turner became a member of Wilmington Trust's
Age 44                      since 1996             Management Committee and Senior Vice President
                                                   of WTC in its Marketing Department in 1996.
                                                   She previously served as Vice President of WTC
                                                   in its Marketing Division from 1985 to 1996.

     DIRECTORS' AND EXECUTIVE OFFICERS' OWNERSHIP OF WILMINGTON TRUST STOCK

     The following table shows how much of our stock each director and each of our five most highly compensated officers during 1998 (the "Named Executive Officers") owned, as well as the total stock all directors and executive officers owned, as of January 29, 1999. Except as indicated below, no director or executive officer owns more than one percent of our stock.

                                     AMOUNT AND NATURE OF BENEFICIAL SHARES
                                ------------------------------------------------
                                               VOTING
                                (NUMBER OF     AND/OR                                       PHANTOM
                                 SHARES)     INVESTMENT    RIGHT TO                % OF      STOCK
                                DIRECT(1)     POWER(2)    ACQUIRE(4)     TOTAL     CLASS    UNITS(5)
                                ----------   ----------   ----------   ---------   -----   ----------
C. S. Burger..................     1,478                                   1,478
T.T. Cecala...................   106,440                   155,265       261,705
R.J. Christian................     1,242                    42,448        43,690
R.R. Collins..................     1,806         1,061                     2,867
C.S. Crompton Jr..............     2,728                                   2,728             888.2569
H.S. Dunn Jr..................    13,497                                  13,497
E.B. duPont...................     8,651     1,087,840(3)              1,096,491    3.3%
R.K. Elliott..................       485                                     485
W. J. Farrell II..............     8,434           551      73,882        82,867
R.C. Forney...................     6,662        45,776                    52,438           1,263.8893
R.V.A. Harra Jr. .............   117,993           243     115,761       233,997
A.B. Kirkpatrick Jr. .........     6,078                                   6,078
R.A. Matarese.................    14,515         5,546     111,882       131,943
R.L. Mears....................     1,653            38                     1,691
H.E. Miller...................       978         5,800                     6,778           1,323.0296
S.J. Mobley...................     1,078                                   1,078             597.7904
L.W. Quill....................   159,596        18,200      67,284       245,080
D.P. Roselle..................     2,771                                   2,771
H.R. Sharp III................       625     1,055,840(3)              1,056,465    3.2%
T.P. Sweeney..................     7,849                                   7,849           1,090.5859
M.J. Theisen..................     6,584         8,000                    14,584             327.3205
R.W. Tunnell Jr. .............    11,029         3,242                    14,271
Directors, Nominees, and
  Executive Officers as a
  Group (27 persons)..........   540,280     2,234,159     744,995     2,763,043    8.4%   5,490.8726
                                 =======     =========     =======     =========    ===    ==========

---------------
(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(3) Since they may be deemed to share voting and/or investment power directly or indirectly, Messrs. duPont and Sharp are listed as beneficial owners of the same 1,055,840 shares. However, these shares are reported only once in the total for directors and executive officers as a group.

(4) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 1998.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of our common stock, together with dividends on that stock. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

              WILMINGTON TRUST STOCK HELD IN A FIDUCIARY CAPACITY

     On January 29, 1999, certain of our subsidiaries held shares of our common stock in a fiduciary capacity as follows:

                                                                            PERCENT OF
                                                               NUMBER      TOTAL SHARES
                                                              OF SHARES    OUTSTANDING
                                                              ---------    ------------
Category #1 -- Shares which Wilmington Trust may vote in its
  sole discretion...........................................  1,802,335       5.45%
Category #2 -- Shares which Wilmington Trust may vote only
  on the direction of someone else..........................  2,212,187       6.69%
Category #3 -- All other shares Wilmington Trust holds......    427,780       1.29%

We will calculate the number of shares we hold in each category as of the Record Date. These will be voted as follows:

     Category #1 -- Will be voted by the relevant fiduciary area.

     Category #2 -- Will be voted in accordance with the direction given by someone other than a fiduciary area.

     Category #3 -- Will be voted by the relevant fiduciary area.

     Although none of our fiduciary areas has yet considered the proposals in this proxy statement, as a matter of policy our fiduciary areas tend to support management of the companies in which they have invested.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table presents information about compensation Wilmington Trust awarded over the last three years to the Named Executive Officers.

                                                                       LONG-TERM
                                                                      COMPENSATION
-----------------------ANNUAL-COMPENSATION-------------------------------AWARDS---------------------
               (A)                  (B)                                   (E)               (F)
                                               (C)          (D)        SECURITIES        ALL OTHER
                                              SALARY      BONUS(1)     UNDERLYING       COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR       ($)          ($)       OPTIONS (#)          ($)(2)
   ---------------------------      ----      ------      --------    -----------       ------------
Ted T. Cecala.....................  1998    $  476,667    $533,521       12,500          $6,328
Chairman of the Board               1997       425,000     403,604       15,000           8,784
and Chief Executive Officer         1996       352,167     322,888       53,174           7,798
Robert V. A. Harra Jr. ...........  1998    $  372,500    $341,668       10,000          $8,421
President, Treasurer, and           1997       356,667     319,985       12,500           8,184
Chief Operating Officer             1996       333,000     270,553       38,174           7,669
Robert J. Christian...............  1998    $  227,250    $184,132        6,000          $7,010
Senior Vice President               1997       217,917     183,485       10,000           6,853
                                    1996       186,932     152,771       30,535           5,128
Robert A. Matarese................  1998    $  215,333    $148,419        6,000          $6,893
Senior Vice President               1997       205,500     175,919        7,500           6,733
                                    1996       196,167     157,890        8,719           6,389
William J. Farrell II.............  1998    $  190,833    $152,025        6,000          $6,655
Senior Vice President               1997       155,666     129,425        7,500           6,124
                                    1996       132,334     113,634        7,519           5,348


Total salary, bonus, and other      1998    $2,877,655               Percentage of 2.52%
compensation for Named              1997    $2,670,485               net operating 2.52%
Executive Officers(3)               1996    $2,593,923               income        2.67%


---------------
(1) Includes awards made under Wilmington Trust's Executive Incentive Compensation Plan (described on pages 18 and 19 below) and Profit-sharing Bonus Plan (described on page 18 below) in respect of services performed during the year.

(2) Represents: (a) Wilmington Trust's contributions to its 401-K Thrift Savings Plan of $3,239 for Mr. Cecala and $4,800 for each of the other Named Executives Officers in 1998; $4,750 in 1997 for each of the Named Executive Officers; and $4,500 for Messrs. Cecala, Harra, and Matarese, $4,078 for Mr. Farrell, and $3,937 for Mr. Christian in 1996; and (b) premiums we paid for term life insurance for Mr. Cecala of $3,089 in 1998, $4,034 in 1997, and $3,298 in 1996; Mr. Harra of $3,620 in 1998, $3,434 in 1997, and $3,169 in
    1996; Mr. Christian of $2,210 in 1998, $2,103 in 1997, and $1,191 in 1996;
    Mr. Matarese of $2,083 in 1998, $1,983 in 1997, and $1,889 in 1996; and Mr.
    Farrell of $1,855 in 1998, $1,374 in 1997, and $1,270 in 1996.

(3) Numbers in this table for 1996 and 1997 include salary, bonus, and other compensation paid to George W. Helme IV, who was Senior Vice President in those years, but do not include those for Mr. Farrell.

OPTION GRANT TABLE

     The following table presents additional information about the option awards in the Summary Compensation Table for 1998.(1)

                                     OPTION GRANTS IN LAST FISCAL YEAR
                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                                                                                            STOCK PRICE
                                                                                         APPRECIATION FOR
                                 INDIVIDUAL GRANTS                                        OPTION TERM(2)
-----------------------------------------------------------------------------------    ---------------------
          (A)                 (B)             (C)             (D)           (E)          (F)         (G)
                           NUMBER OF      PERCENT OF
                          SECURITIES     TOTAL OPTIONS
                          UNDERLYING    GRANTED TO ALL    EXERCISE OR
                            OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION
          NAME              GRANTED       FISCAL YEAR      ($/SHARE)        DATE        5%($)       10%($)
          ----            ----------    --------------    -----------    ----------     -----       ------
Ted T Cecala............    12,500            4.8%           $63.00      2/18/2008     $495,255   $1,255,072
Robert V.A. Harra
  Jr. ..................    10,000            3.8%            63.00      2/18/2008      396,204    1,044,058
Robert J. Christian.....     6,000            2.3%            63.00      2/18/2008      237,722      602,435
Robert A. Matarese......     6,000            2.3%            63.00      2/18/2008      237,722      602,435
William J. Farrell II...     6,000            2.3%            63.00      2/18/2008      237,722      602,435

---------------
(1) One Thousand Five Hundred Eighty-Seven of these options vest two years after grant, and the balance vest one year after grant. All of these options expire ten years after grant, and may be terminated earlier (a) at the termination of the officer's employment if his employment ceases for any reason other than retirement, death, or disability or (b) upon the earlier of (1) the end of the option's term or (2) three years after the officer's death, retirement, or disability.

(2) These values are computed on a pre-tax basis, and are calculated using the last sale price of our stock on December 31, 1998.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table presents information about (1) options exercised during 1998 by the Named Executive Officers and (2) the amount and value of unexercised options as of December 31, 1998.

                      AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

               (a)                     (b)            (c)                (d)                   (e)
                                                                      NUMBER OF             VALUE OF
                                                                  SHARES UNDERLYING        UNEXERCISED
                                                                     UNEXERCISED          IN-THE-MONEY
                                     SHARES                           OPTIONS AT           OPTIONS AT
                                   ACQUIRED ON                    FISCAL YEAR-END(#)   FISCAL YEAR-END($)
                                    EXERCISE         VALUE           EXERCISABLE/         EXERCISABLE/
              NAME                  (NUMBER)     REALIZED($)(1)     UNEXERCISABLE         UNEXERCISABLE
              ----                 -----------   --------------   ------------------   -------------------
Ted T. Cecala....................         0                0        144,352/17,500     $4,834,362/$ 65,938
Robert V. A. Harra Jr. ..........     4,672         $220,752        107,348/15,000     $3,539,859/$ 66,875
Robert J. Christian..............         0                0         25,357/21,178     $  668,433/$366,265
Robert A. Matarese...............         0                0        107,469/11,000     $4,264,213/$ 72,375
William J. Farrell II............     6,000         $251,750         69,469/11,000     $2,338,488/$ 72,375

---------------
(1) Value realized reflects the difference between the market value of our stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

CHANGE IN CONTROL AGREEMENTS

     We have entered into change in control agreements with our 11 executive officers. These provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an executive officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

     In general, the agreements deem a "Change in Control" to have occurred if any of the following happens:

     - We or WTC consolidate or merge with a third party;

     - We or WTC transfer substantially all assets to a third party or completely liquidate or dissolve;

     - A third party acquires any combination of beneficial ownership of and voting proxies for more than 15% of our or WTC's voting stock or the ability to control the election of our directors or our management or policies;

     - The persons serving as our directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of our Board; or

     - A regulatory agency determines that a change in control of Wilmington Trust has occurred.

     Under these agreements, the officer is entitled to severance pay in a lump sum of 115% times three years' of the officer's highest base salary in the 12 months preceding the termination of his or her employment, discounted to present value. In addition, the officer generally would receive medical, life, disability, health-and-accident, profit-sharing, and retirement benefits at our expense for three years.

PENSION BENEFITS

     The table on the next page shows the estimated annual retirement benefits payable to a covered participant based on the final average pay formulas of our Pension Plan and Supplemental Executive Retirement Plan.

                                PENSION TABLE(1)

                  ANNUAL RETIREMENT BENEFITS WITH YEARS OF SERVICE INDICATED ON DECEMBER 31, 1998
AVERAGE ANNUAL   ---------------------------------------------------------------------------------
EARNINGS          15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
--------------    --------      --------      --------      --------      --------      --------
  $  200,000      $ 32,278      $ 40,656      $ 48,752      $ 58,764      $ 70,517      $ 82,270
     400,000        86,981       115,974       144,968       173,961       202,955       231,948
     600,000       131,981       175,974       219,968       263,961       307,955       351,948
     800,000       176,981       235,974       294,968       353,961       412,955       471,948
   1,000,000       221,981       295,974       369,968       443,961       517,955       591,948
   1,200,000       266,981       355,974       444,968       533,961       622,955       711,948
   1,400,000       311,981       415,974       519,968       623,961       727,955       831,948

---------------
(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 1998. The benefits listed in the table are not subject to deduction for Social Security or other offset amounts. The Social Security-covered compensation level and the primary insurance amount are based on reaching age 65 on December 31, 1998.

    The estimated years of credited service under the Pension Plan and the SERP through December 31, 1998 for each of the Named Executive Officers are: Mr. Cecala -- 19.3 years; Mr. Harra -- 27.6 years; Mr. Christian -- 2.9 years; Mr. Matarese -- 29.5 years; and Mr. Farrell -- 22.5 years.

     We provide retirement benefits for employees, including executive officers. The normal retirement benefit for executive officers is the sum of benefits provided by our Pension Plan and the SERP. The normal annual retirement benefit from the Pension Plan is the greater of:

     (a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

     (b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the 1988 Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

     For purpose of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under the Profit-sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments other than amounts paid under the Executive Incentive Compensation Plan. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, current law limits earnings to $160,000.

     The normal annual retirement benefit from the SERP is the sum of (1) for years of credited service before 1994, 60% of the officer's average annual earnings for the 60-month period ending with his or her retirement date, less one-half of the PIA multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 40 and (2) for each year of credited service after 1993, 1.25% of the lesser of the officer's earnings for the year or one-half the SSTWB. All such amounts are reduced by benefits payable from the Pension Plan.

     For purposes of determining amounts to which participants are entitled under the SERP, under part (1) of the formula described above, average annual earnings include base salary and amounts paid under the Profit-sharing Bonus Plan, but do not include amounts paid under our Executive Incentive Compensation

Plan. For purposes of part (2) of that formula, beginning in 1995, earnings also include one-half of the bonus awarded under our executive incentive plan. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP vest in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on page 14 above.

STOCK PERFORMANCE GRAPH

     The line graph below compares cumulative total stockholder return (1) over the past five years for our common stock with (a) all companies in the Standard and Poors' 500 Index, (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index, (2) (c) all companies in the Nasdaq Composite Index, and (d) institutions in the previous company-constructed peer group we have used for purposes of this stock performance graph since 1995 (the "Peer Group").(3) As discussed in Note 3 below, we do not intend to compare our stockholder return to that of the Nasdaq Composite Index or the Peer Group in the future.

               TOTAL RETURN -- WEIGHTED FOR MARKET CAPITALIZATION

                                                       PEER GROUP            KEEFE,                               S&P 500 INDEX
                                   WILMINGTON          ----------          BRUYETTE &            NASDAQ           -------------
                                      TRUST                                 WOODS 50            COMPOSITE
                                   CORPORATION                             BANK INDEX             INDEX
                                   -----------                             ----------           ---------
12/31/93                            $100.00             $100.00             $100.00             $100.00             $100.00
12/31/94                            $ 90.33             $ 95.86             $ 94.90             $ 96.80             $ 98.46
12/31/95                            $128.06             $151.18             $152.00             $135.44             $132.05
12/31/96                            $170.41             $203.24             $215.01             $164.75             $158.80
12/31/97                            $277.24             $359.14             $314.32             $200.39             $206.05
12/31/98                            $281.15             $466.70             $340.34             $279.81             $263.53

               ASSUMES AN INITIAL INVESTMENT OF $100 ON 12/31/93

  NOTES TO STOCK PERFORMANCE GRAPH

(1) Cumulative total stockholder return includes appreciation in stock price and assumes the reinvestment of dividends.

The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1993. The table below the graph reflects the graph's data points.

(2) The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index that includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

(3) Our stock was listed on Nasdaq until January 1999. Accordingly, we previously compared our stockholder return with that of institutions in the Nasdaq Composite Index for purposes of this stock performance graph. However, in light of our recently listing our stock on the New York Stock Exchange, we do not believe that comparing our stockholder return with that of institutions in the Nasdaq Composite Index is meaningful any longer, and do not intend to do so in the future.

Similarly, in 1995, we adopted the Peer Group, which was comprised of 13 institutions whose business lines, financial condition, and performance resembled ours at that time. The Peer Group is composed of banks which, at December 31, 1993, had substantially the following characteristics: (1) asset sizes ranging from $3 billion to $40 billion (our asset size at December 31, 1998 was $6.3 billion), (2) fee income of more than 25% of gross revenues (our fee income for 1998 constituted 41.3% of gross revenues), (3) an annual return on average assets greater than 1% (our return on average assets for 1998 was 1.83%), (4) an annual return on average equity in excess of 15% and a five-year return on average equity in excess of 14.5% (our return on average equity for 1998 was 21.70% and our five-year return on average equity for the period from January 1, 1994 through December 31, 1998 was 21.35%), (5) a ratio of nonperforming loans to total loans of less than 2.5% (the ratio of our nonperforming loans to total loans at December 31, 1998 was .74%), and (6) annual net chargeoffs of less than .75% of average loans (our net chargeoffs for 1998 were .28% of our average loans).

However, by the end of 1998, as a result of acquisitions, the Peer Group had been reduced to eight institutions. The institutions remaining in the Peer Group are Comerica Incorporated, Compass Bancshares Incorporated, Fifth Third Bancorp, Firstar Corporation, Old Kent Financial Corporation, Northern Trust Corporation, State Street Corporation, and Wachovia Corporation. In light of the relatively large asset size and market capitalization of those institutions, we do not believe that comparing our stockholder return with that of those institutions is as meaningful as when we first adopted the Peer Group, and accordingly do not intend to do so in the future.

Instead, we expect in the future to compare our cumulative stockholder return with those of institutions in the Standard and Poors' 500 Index and the Keefe, Bruyette & Woods 50 Bank Index.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  GENERAL

     We award compensation to executive officers to assure that we can continue to be able to attract, motivate, and retain executives of outstanding abilities. To achieve this, we provide compensation for executive officers at levels broadly comparable to those earned by executive officers at institutions with comparable characteristics and financial performance. In compensating our executive officers, we take into account the performance of those institutions compared to ours. We generally compare our return on assets, return on equity, and growth in earnings per share to the corresponding performance of those institutions.

     Our executive compensation program also rewards executive officers for their efforts to enhance shareholder value, including through their long-term strategic management. We do this by providing executive officers with ownership interests in Wilmington Trust through stock options. Since the ultimate value of the stock made available through options depends on our success, stock options provide executive officers with continuing incentives long after the award is granted.

     The key elements of our compensation program for executive officers are base salary, the Profit-sharing Bonus Plan, the Executive Incentive Compensation Plan, and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Cecala, are discussed below. The Compensation Committee takes into account the full compensation package Wilmington Trust provides each individual, including pension, insurance, and other benefits, in addition to the programs described below. In reviewing the performance of Wilmington Trust's executive officers other than Messrs. Cecala and Harra, the Compensation Committee takes their views into account. In reviewing Mr. Harra's performance, the Compensation Committee takes Mr. Cecala's views into account.

  BASE SALARIES

     We determine base salaries for each executive officer by evaluating his or her responsibilities and performance and experience in rendering that performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers at comparable institutions.

     Wilmington Trust typically adjusts executive officers' salaries annually to take into account its and the individual's performance, as well as any new responsibilities the executive officer assumed during the year. We also consider the financial results of the business department over which the executive officer has responsibility.

  PROFIT-SHARING BONUS PLAN

     Executive officers also participate in Wilmington Trust's Profit-sharing Bonus Plan. For each plan year, the bonus fund is determined by:

     - Multiplying our return on stockholders' equity by 67% (the "Bonus Percent");

     - Multiplying the Bonus Percent times eligible salaries; and

     - Including a multiplier based on (a) an employee's job level and (b) the percentage growth in our net income.

     As a result, our executive officers can earn a profit-sharing bonus ranging from 50% to 100% of their base salaries multiplied by the Bonus Percent. For 1997 and 1998, the Corporation paid each executive officer a profit-sharing bonus of 12.67% and 10.17%, respectively, of base salary.

  EXECUTIVE INCENTIVE COMPENSATION PLAN

     We adopted this incentive plan in 1981 to motivate participating executive officers to earn incentive payments for outstanding achievement and performance and to enable Wilmington Trust to attract and retain executives of superior caliber. Currently, 11 executive officers are eligible to participate in this plan. These include the Named Executive Officers. The formula used to generate the cash bonus fund considers Wilmington Trust's corporate performance in relation to the performance of institutions in the Peer Group. In a plan year, the bonus fund, if any, equals an amount which is 12% of Wilmington Trust's annual net income in excess of a threshold amount that is determined by multiplying Wilmington Trust's average stockholders' equity by the average return on equity for the year of the Peer Group. The plan provides a guideline maximum for any individual bonus award in any year of 75% of base salary, but allows the Compensation Committee the flexibility to award a bonus of up to 100% of an individual's base salary for truly outstanding individual performance. The Compensation Committee, which determines amounts payable under this plan, may not approve awards unless it judges corporate performance in the plan year generally to be superior relative to the Peer Group. In evaluating corporate performance, the Compensation Committee considers, among other factors, Wilmington Trust's return on equity, return on assets, and the percentage growth in earnings per share. Wilmington Trust's performance in 1998 in return on assets exceeded that of all members of the Peer Group and its performance in return on equity exceeded that of all but one member of the Peer Group. Its performance in growth in earnings per share was below the average performance of the Peer Group. Wilmington Trust does not use any formula or other specific criterion in awarding bonuses under this plan based on Wilmington Trust's performance in any or all of these areas. Notwithstanding corporate performance, no awards may be paid unless there are also aggregate dividends declared for a plan year which exceed six percent of average stockholders' equity. For 1998, payments under this plan to the executive officers who participated in the plan aggregated $1,851,750, compared to $1,781,000 for the executive officers who participated in the plan in 1997.

     In part as a result of the reduction in the number of institutions in the Peer Group described in Note 3 on page 17 above, we expect to make future incentive payments to executive officers under the Executive Incentive Plan described under the caption "Approval of the Executive Incentive Plan" on pages 24 to 26 and which is attached as Exhibit B to this proxy statement. The Compensation Committee recommended, and your Board of Directors approved, adoption of the Executive Incentive Plan as a successor to the Executive Incentive Compensation Plan to preserve the ability to deduct compensation paid under that plan, and recommends that our shareholders approve that plan.

  STOCK OPTIONS

     Under our 1996 Long-term Incentive Plan, which our shareholders have approved, the Compensation Committee may make cash-based and stock-based awards. Our stock options have an exercise price equal to the last sale price of our stock on the date of grant, typically vest in one or two years and have terms of up to ten years. In granting stock options, we do not consider the number of options an executive officer received previously, but we do consider new duties and responsibilities the executive officer assumed during the year. We do not employ any formula in awarding options.

     The Compensation Committee recommended, and your Board of Directors approved, adoption of the 1999 Long-term Incentive Plan, and recommends that our shareholders approve that plan. That plan is designed to be a successor to our 1996 Long-term Incentive Plan, and is described under the caption "Approval of the 1999 Long-term Incentive Plan" on pages 21 to 24 and Exhibit A.

     Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder (collectively, "Section 162(m)") prohibit companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is "performance-based." Payments under the Profit-sharing Bonus Plan and the Executive Incentive Compensation Plan do not qualify as "performance-based." However, compensation attributable to our stock options is performance-based. In addition, the 1999 Long-term Incentive Plan and the Executive Incentive Plan are designed so that compensation attributable to awards under those plans can qualify as "performance-based."

  COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of Wilmington Trust's senior management, including especially:

     - Wilmington Trust's performance against the Peer Group in return on assets and return on equity and its performance in the percentage growth in earnings per share;

     - The base salaries, annual bonuses, and stock option awards paid to top executives at banks of comparable size; and

     - The development under Wilmington Trust's strategic planning process to expand significantly the geographic outreach of its fee-based businesses.

                                                     Robert C. Forney (Chairman)
                                                     Richard R. Collins
                                                     Charles S. Crompton, Jr.
                                                     Hugh E. Miller
                                                     Stacey J. Mobley

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee's members are Robert C. Forney (Chairman), Richard R. Collins, Charles S. Crompton, Jr., Hugh E. Miller, and Stacey J. Mobley. No member of the Compensation Committee is a current or past officer or employee of Wilmington Trust or any subsidiary. No executive officer of Wilmington Trust serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

     Messrs. Collins, Crompton, Forney, and Miller are indebted to WTC on the same terms and conditions as those for comparable transactions with others.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers and certain others to file reports of their ownership of our stock with the SEC and the New York Stock Exchange.

     After reviewing copies of those forms we have received and written representations, we believe that all of those filing requirements were complied with, except that a sale by Mr. Helme, a transfer by Mr. Matarese from a custodial account for his daughter to his daughter, a previous acquisition by Mr. Gibson's wife, certain stock option exercises and a sale by Mr. Jacobs, a sale by Ms. Turner, a purchase by Mr. Richard Collins, and the acquisition of "phantom stock" units in lieu of meeting fees for the second half of 1998 by Mr. Miller were reported late in 1998 or 1999.

                          TRANSACTIONS WITH MANAGEMENT

     Certain of our subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

     During 1998, the firm of Richards, Layton & Finger, P.A., of which Thomas
P. Sweeney, one of our directors, is a member, rendered legal services to us.

                 APPROVAL OF THE 1999 LONG-TERM INCENTIVE PLAN

     Your Board of Directors adopted the 1999 Long-term Incentive Plan on February 18, 1999. Under that plan, we can award both cash-based and stock-based awards. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in our common stock.

     The 1999 Long-term Incentive Plan's primary purpose is to assist us in attracting and retaining highly competent officers and other key employees. The plan will act as an incentive in motivating key officers and employees to achieve our long-term business objectives, while giving us the flexibility to tailor individual awards to meet changing business and tax strategies.

     Our shareholders approved our 1996 Long-term Incentive Plan on April 20, 1996. Your Board recommends that shareholders approve the 1999 Long-term Incentive Plan as a successor to that plan. The provisions of the 1999 plan are similar in many respects to the provisions of the 1996 plan. The 1999 plan is summarized below. That summary is qualified by reference to the 1999 plan, which is attached to this proxy statement as Exhibit A.

     We are seeking shareholder approval of the 1999 Long-term Incentive Plan in part to preserve our ability to deduct compensation paid to executive officers under the plan. Shareholder approval of the plan is a condition to our ability to grant awards under the plan.

GENERAL PROVISIONS

DURATION OF THE 1999 LONG-TERM INCENTIVE PLAN; SHARE AUTHORIZATION

     The 1999 Long-term Incentive Plan will remain effective until the fourth anniversary after our shareholders approve it, unless the Board of Directors terminates it earlier. The maximum number of shares with respect to which we may grant awards under the plan is 1,500,000 shares. We may not grant any person options or other awards in respect of more than 100,000 shares in any year during the plan's term. The amount of awards payable to participants under the 1999 Long-term Incentive Plan cannot be predicted with accuracy because those awards are contingent on the Compensation Committee's selecting participants from time to time and determining the size of awards. The shares to be issued under the plan will be authorized but unissued shares or issued shares that we have re-acquired and hold in treasury.

     Shares covered by any unexercised portions of terminated options, shares forfeited by participants, and shares subject to any awards a participant otherwise surrenders without receiving any payment or other benefit may again be subject to new awards under the plan. If a participant pays the purchase price of an option in whole or part by delivering our shares, the number of shares issuable in connection with the exercise of the option will not again be available for awards under the plan. Shares used to measure the amount payable to a participant in respect of an earned performance award will not again be available for awards. Shares issued in payment of performance awards that are denominated in cash amounts are not again available for awards.

LONG-TERM INCENTIVE PLAN PARTICIPANTS

     Our Compensation Committee will administer the 1999 Long-term Incentive Plan and select persons eligible to receive awards under the plan. Approximately 800 employees currently are eligible for consideration to participate in the plan.

     Non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in shares of our stock. Our 16 non-employee directors will participate in this portion of the plan.

AWARDS AVAILABLE UNDER LONG-TERM INCENTIVE PLAN

     The Compensation Committee may grant awards under the 1999 Long-term Incentive Plan in the form of stock options, performance awards, and other stock-based and cash-based awards. Awards under the plan may be granted alone or in combination with other awards.

  STOCK OPTIONS

     The Compensation Committee may grant stock options meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and stock options that do not meet those requirements ("Nonstatutory Stock Options"). The Compensation Committee will determine the term of each option, but no option will be exercisable more than ten years after grant. The Compensation Committee also may impose restrictions on exercise. The exercise price for options must at least equal 100% of the fair market value of our common stock on the date of grant. The exercise price is payable in cash or, if the Compensation Committee permits in the award agreement, in shares of our stock or other property, by reducing the number of shares issuable on the option's exercise, or by cashless exercise with an optionee's broker.

     Options and other awards granted under the plan are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. If a participant's employment terminates due to death, disability, or retirement, unexercised options previously granted under the plan which have vested may be exercised by the participant or his or her beneficiary, as the case may be, until the earlier of the option's expiration or three years after the termination of the participant's employment. If a participant's employment terminates for other reasons, unexercised options previously granted under the plan generally terminate on that termination.

  PERFORMANCE AWARDS

     The Compensation Committee also may grant performance awards under the plan. These awards are earned by recipients if specified performance targets the Compensation Committee sets are met. The awards may be paid in cash or shares of our stock. The performance targets can be based on financial performance criteria, such as net income or earnings per share, individual performance criteria, or a combination of both. The amount of the award can be a fixed dollar amount or a payment based on the increase in the value of our common stock over a specified award period. When circumstances occur that cause the performance targets to be an inappropriate measure of achievement, the Compensation Committee may adjust the targets. That committee will determine the appropriate award period for each performance award.

     A participant has no right to receive a performance award on the termination of his or her employment before the end of a performance award period, except in the case of death, disability, or retirement. If a participant's employment terminates due to death, disability, or retirement before the end of a performance award period, the Compensation Committee may award the participant or his or her beneficiary, as the case may be, a pro rata portion of the performance award.

  OTHER STOCK-BASED AWARDS

     The Compensation Committee may grant any other type of award valued in whole or in part by reference to the value of our common stock. The committee will determine the terms and conditions of any such awards.

  NON-EMPLOYEE DIRECTORS

     While the 1999 Long-term Incentive Plan is in effect, each non-employee director will receive payment of the first half, and may elect to receive payment of the second half, of his or her annual retainer in shares of our common stock. Before the time when the annual retainer is earned, each director will be required to elect the form of payment of the second half of his or her annual retainer. If no election is made, the second half of the annual retainer will automatically be paid in cash.

     For the portion of the annual retainer payable in shares of our stock, we will issue shares having a fair market value equal to the fees payable. We will pay cash in lieu of any fractional shares.

     The awards payable to non-employee directors under the plan in respect of their annual retainers cannot be determined because those awards are contingent on the amount of the annual retainer and the election each director makes each year regarding the second half of his or her annual retainer.

SECTION 162(m)

     If the Compensation Committee desires to structure any award under the plan so that the compensation payable thereunder will qualify as "performance based" under Section 162(m), the committee may establish objective performance goals as the basis for that award. Those performance goals will be based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

CHANGE IN CONTROL

     Upon a change in control of Wilmington Trust, all options under the 1999 Long-term Incentive Plan will become exercisable immediately, and all performance targets for performance awards will be deemed to have been met. A change in control for purposes of the plan has the same meaning as for the change in control agreements described on page 14 of this proxy statement.

TERMINATION, AMENDMENT, AND ERISA STATUS

     The Board may amend or terminate the 1999 Long-term Incentive Plan, and the Compensation Committee may amend or alter awards. No action may impair a participant's rights under any award granted previously without the participant's consent. The Board may not make any amendment to the plan without shareholder approval if that amendment would require shareholder approval under the Code or other applicable law.

     The 1999 Long-term Incentive Plan is not subject to ERISA.

ANTIDILUTION PROVISIONS

     The number of shares of our stock authorized to be issued under the 1999 Long-term Incentive Plan and subject to outstanding awards, the purchase or exercise price, and the number of shares which may be granted to any recipient may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation, or other relevant change in our capitalization.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of awards under the 1999 Long-term Incentive Plan. This summary is not intended to be exhaustive. It does not describe state, local, or foreign tax consequences.

  INCENTIVE STOCK OPTIONS

     A participant in the 1999 Long-term Incentive Plan generally is not subject to Federal income tax either at the time of grant or at the time an Incentive Stock Option is exercised. However, upon exercise, the difference between the fair market value of the shares underlying the option and the exercise price is includable in the participant's alternative minimum taxable income. If a participant does not dispose of shares acquired upon exercise of an Incentive Stock Option within one year after receipt of those shares (and within two years after the date the option is granted), he or she will be taxed only on the sale of those shares, and that tax will be at the capital gains rate.

     We will not receive any tax deduction on exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the shares underlying that option. If a disqualifying disposition occurs (e.g., one of the holding requirements mentioned above is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition. We will be entitled to a deduction equal to the amount the participant includes in income. The tax generally will be imposed on the difference between the fair market value of the shares at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

  NONSTATUTORY STOCK OPTIONS

     There are no Federal income tax consequences to a participant at the time we grant a Nonstatutory Stock Option. On exercise of the option, the participant must pay tax at ordinary income rates on an amount equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. We will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

  PERFORMANCE AND OTHER STOCK-BASED AWARDS

     The grant of performance awards is not a taxable event for Federal income tax purposes at grant. A participant will be required to pay ordinary income tax when the award vests in an amount equal to the amount of cash and the value of any shares included in the distribution. In some circumstances, a participant may be able to file a "Section 83(b) election" and accelerate his or her ordinary income tax liability. We will have a commensurate tax deduction.

  ANNUAL RETAINERS

     Non-employee directors will recognize ordinary income equal to the fair market value of the shares of our stock they receive in payment of their annual retainers. We will be entitled to a deduction in the same amount.

  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of stock issued and outstanding on the Record Date is required to approve this proposal.

                    APPROVAL OF THE EXECUTIVE INCENTIVE PLAN

     Our Compensation Committee and your Board of Directors have approved and recommend for shareholder approval the Wilmington Trust Corporation Executive Incentive Plan (the "Incentive Plan"). The Incentive Plan provides the opportunity for key executives to earn cash and stock awards that recognize and reward the achievement of corporate performance goals. The Incentive Plan is intended as a successor plan to our Executive Incentive Compensation Plan.

     We are seeking shareholder approval of the Incentive Plan so that we can preserve our ability to deduct compensation paid under the plan to executive officers a portion of whose compensation would be subject to Section 162(m) ("Section 162(m) Participants"). Shareholder approval of the Incentive Plan and certification by the Compensation Committee that targeted performance has been achieved are each required for payments under the plan to Section 162(m) Participants to qualify for exemption from the deduction limit of Section 162(m). If shareholder approval is not obtained, no payments under the Plan will be made to Section 162(m) Participants. The Compensation Committee has the discretion to determine, on a case-by-case basis, whether awards under the plan to Section 162(m) Participants will be designed to be eligible for this exemption.

     The following summarizes the Incentive Plan. That summary is qualified by reference to the plan, which is attached to this proxy statement as Exhibit B.

  ELIGIBLE PARTICIPANTS

     The Chief Executive Officer, the President, and other key executives the Compensation Committee may designate from time to time may participate in the Incentive Plan. To receive an award with respect to a calendar year, a participant generally must be an employee of Wilmington Trust or one of its subsidiaries on December 31 of that year.

  PERFORMANCE GOALS

     The Compensation Committee may establish one or more quantitative or qualitative performance goals or other criteria as the basis for awarding executives bonuses under the Incentive Plan. With respect to Section 162(m) Participants, Section 162(m) of the Code provides guidelines within which the Incentive Plan must generally be operated if payments are to qualify for exemption from Section 162(m). For other participants, however, the Incentive Plan gives the Compensation Committee discretion to determine performance criteria and award amounts. In addition, the committee retains discretion to grant awards under the plan to Section 162(m) Participants that do not comply with the exemption from Section 162(m).

     For Section 162(m) Participants whose bonuses Wilmington Trust desires to be able to deduct, the performance goals will be quantitative and will be based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

  AWARDS

     The Compensation Committee may provide for varying levels of payment under an award depending on, for example, whether and to what extent performance goals have been met or exceeded. No more than $2,000,000 will be payable as an award to any one individual for any award year. All payments will be made in cash, stock, or "phantom stock" units. The Compensation Committee may grant awards in respect of up to 100,000 shares of stock under this plan.

  ADMINISTRATION

     The Compensation Committee has complete discretion to interpret and administer the Incentive Plan and to determine eligibility to participate, performance goals, and other criteria, whether the performance goals have been achieved, the amount of payment to be made under an award, and everything else necessary to carry out the Incentive Plan.

  AMENDMENT AND TERMINATION

     The Board may amend the Incentive Plan or the awards, as long as any amendments are consistent with the plan's continued qualification under Section 162(m). The Board may terminate the Incentive Plan at any time.

     Except for the cap on the maximum amount payable to any individual in any award year set forth above, the actual amounts payable under the Incentive Plan cannot be predicted because payment of those awards is contingent on attainment of performance goals that may be modified from year to year. In addition, actual awards may reflect the Compensation Committee's exercise of discretion to reduce the award otherwise payable on achievement of the performance goals. Mr. Cecala has been designated as the only Section 162(m) Participant in the Incentive Plan for 1999.

     For a description of amounts paid under our Executive Incentive Compensation Plan for 1998, see the Summary Compensation Table under the caption "Executive Compensation" on page 12 of this proxy statement.

  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of stock issued and outstanding on the Record Date is required to approve this proposal.

                           AVAILABILITY OF FORM 10-K

     WE WILL FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR 1998. WE WILL PROVIDE A COPY OF THAT REPORT ON WRITTEN REQUEST WITHOUT CHARGE TO ANY PERSON WHOSE PROXY WE ARE SOLICITING. PLEASE ADDRESS YOUR REQUEST TO ELLEN J. ROBERTS, VICE PRESIDENT, MEDIA AND INVESTOR RELATIONS, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                        1999 LONG-TERM INCENTIVE PLAN OF
                          WILMINGTON TRUST CORPORATION

                                                                       EXHIBIT A

     1. PURPOSE. The 1999 Long-term Incentive Plan (the "Plan") of Wilmington Trust Corporation ("Wilmington Trust") is designed to encourage and facilitate ownership of stock by, and provide additional incentive compensation based on appreciation of that stock to, key employees and directors of Wilmington Trust and other entities to whom Wilmington Trust's Compensation Committee (the "Committee") grants Awards. Wilmington Trust hopes thereby to provide a potential proprietary interest as additional incentive for the efforts of those key employees and directors in promoting Wilmington Trust's continued growth and the success of its business. The Plan also will aid Wilmington Trust in attracting and retaining professional and managerial personnel.

     2. ADMINISTRATION. The Committee shall administer the Plan. The Committee shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and the Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select persons to whom Awards may be granted, determine the terms and provisions of Award Agreements (which need not be identical), determine all claims for benefits hereunder, impose conditions and restrictions on Awards it determines to be appropriate, and take steps in connection with the Plan and Awards it deems necessary or advisable.

     A majority of the Committee's members shall constitute a quorum thereof, and action by a majority of a quorum shall constitute action by the Committee. Committee members may participate in meetings by conference telephone or other similar communications equipment by means of which all members participating in the meeting can hear each other. Any decision or determination reduced to writing and signed by all of the Committee's members shall be as effective as if that action had been taken by a vote at a meeting of the Committee duly called and held.

     3. THE SHARES. The Committee shall not authorize issuance of more than a total of 1,500,000 shares hereunder, except as otherwise provided in Section 9(i) below. These may either be authorized and unissued shares or previously issued shares Wilmington Trust has reacquired. The shares covered by any unexercised portions of terminated Options granted under Section 5 and shares subject to any Awards the Participant otherwise surrenders without receiving any payment or other benefit may again be subject to new Awards hereunder. If a Participant pays the purchase price of an Option or tax liability associated with that exercise in whole or part by delivering Wilmington Trust stock, the number of shares issuable in connection with the Option's exercise shall not again be available for the grant of Awards. Shares used to measure the amount payable to a Participant in respect of Performance Awards or Other Awards shall not again be available for the grant of Awards. Shares issued in payment of Performance Awards denominated in cash amounts shall not again be available for the grant of Awards.

     4. PARTICIPATION. The Committee shall designate Participants from time to time in its sole and absolute discretion. Those Participants may include officers, other key employees of, and consultants to Wilmington Trust or its subsidiaries or affiliates. In making those designations, the Committee may take into account the nature of the services the officers, key employees, and consultants render, their present and potential contributions to Wilmington Trust, and other factors the Committee deems relevant in its sole and absolute discretion.

     If the Committee designates a Participant in any year, it need not designate that person to receive an Award in any other year. In addition, if the Committee designates a Participant to receive an Award under one portion hereof, it need not include that Participant under any other portion hereof. The Committee may grant more than one type of Award to a Participant at one time or at different times.

     5.  OPTIONS.

     a. GRANT OF OPTIONS. The Committee shall designate the form of Options and additional terms and conditions not inconsistent with the Plan. The Committee may grant Options either alone or in addition to other Awards. The terms and conditions of Option Awards need not be the same with respect to each Participant. The Committee may grant to Participants one or more incentive stock options ("Incentive Stock Options") that meet the requirements of Section 422 of the Code, stock options that do not meet those requirements ("Nonstatutory Stock Options"), or both. To the extent any Option does not qualify as an Incentive Stock Option, whether because of its provisions, the time or manner of its exercise, or otherwise, that Option or the portion thereof that does not so qualify shall constitute a separate Nonstatutory Stock Option.

     b. INCENTIVE STOCK OPTIONS. Each provision hereof and in any Award Agreement the Committee designates as an Incentive Stock Option shall be interpreted to entitle the holder to the tax treatment afforded by Section 422 of the Code, except in connection with the exercise of Options: (1) following a Participant's Termination of Employment; (2) in accordance with the Committee's specific determination with the consent of the affected Participant; or (3) to the extent Section 9 would cause an Option to no longer be entitled to that treatment. If any provision herein or the Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (x) that provision shall be deemed to have contained from the outset the language necessary to entitle the Option to that tax treatment; and (y) all other provisions herein and in that Award Agreement shall remain in full force and effect. Except as otherwise specified in the first sentence of this Section 5(b), if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option does not explicitly include any term required to entitle that Option to that tax treatment, all those terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all of those terms.

     c. OPTION PRICE. The Committee shall determine the per share exercise price of each Option. That price shall be at least the greater of (1) the par value per share of Wilmington Trust stock and (2) 100% of the last sale price of Wilmington Trust stock on the Date of Grant.

     d. OPTION TERM. The Committee shall fix the term of each Option, but no Option shall be exercisable more than ten years after the date the Committee grants it.

     e. EXERCISABILITY. The Committee may at the time of grant determine performance targets, waiting periods, exercise dates, and other restrictions on exercise and designate those in the Award Agreement.

     f. METHODE OF EXERCISE. Subject to any waiting periods that may apply under Section 5(e) above, a Participant may exercise Options in whole or in part at any time during the period of time, if any, set forth in the Award Agreement during which that Option or portion thereof is exercisable by giving Wilmington Trust written notice specifying the number of shares to be purchased. The Participant must accompany that notice by payment in full of the purchase price in a form the Committee may accept. If the Committee determines in its sole discretion at or after grant, a Participant also may make payment in full or in part in the form of shares of Wilmington Trust stock already owned and/or in the form of shares otherwise issuable upon exercise of the Option. In either case, the value of that stock shall be based on the Market Value Per Share of Wilmington Trust stock tendered on the date the Option is exercised. Notwithstanding the foregoing, the right to pay the purchase price of an Incentive Stock Option in the form of already-owned shares or shares otherwise issuable upon exercise of the Option may be authorized only at the time of grant. No shares shall be issued until payment therefor has been made as provided herein, except as otherwise provided herein. In general, a Participant shall have the right to dividends and other rights of a shareholder with respect to Wilmington Trust stock subject to the Option only when certificates for shares of that stock are issued to the Participant.

     g. ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit shares subject to any Option to become exercisable or be purchased before that Option would otherwise become exercisable under the Award Agreement. In addition, the Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit any Option granted hereunder to be exercised after its expiration date, subject to the limitation in Section 5(d) above.

     h. TERMINATION OF EMPLOYMENT. Unless the Committee provides otherwise in an Award Agreement or after granting an Option, if the employment of a Participant who has received an Option terminates on other than: (1) the Participant's Normal Retirement Date; (2) the Participant's Other Retirement Date; (3) the Participant's death; or (4) the Participant's Disability, all Options previously granted to that Participant but not exercised before that Termination of Employment shall expire as of that date.

     i. DEATH, DISABILITY, OR RETIREMENT OF A PARTICIPANT. If a Participant dies while employed by the employer he or she was employed with when he or she was last granted Options, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration of that Option or three years after the date of that Participant's death, and only (1) by the person or persons to whom the Participant's rights under that Option passed under the Participant's will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option at the date of his or her death.

     If a Participant's employment with the employer he or she was employed with when he or she was last granted Options terminates due to Disability or on the Participant's Normal Retirement Date or Other Retirement Date, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration date of the Option or three years after the date of the Disability or retirement. If the Participant has died before then, an Option theretofore granted to that Participant shall be exercisable (1) only by the person or persons to whom the Participant's rights under the Option passed under the Participant's will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option on the date of his or her death.

     6.  PERFORMANCE AWARDS.

     a. GRANT OF PERFORMANCE AWARDS. The Committee also may grant awards payable in cash or shares or a combination of both at the end of a specified performance period ("Performance Awards") hereunder. These shall consist of the right to receive payment measured by (1) a specified number of shares at the end of an Award Period, (2) the Market Value Per Share of a specified number of shares at the end of an Award Period, (3) the increase in the Market Value Per Share of a specified number of shares during an Award Period, or (4) a fixed cash amount payable at the end of an Award Period, contingent on the extent to which certain pre-determined performance targets are met during the Award Period. The Committee shall determine the Participants, if any, to whom Performance Awards are awarded, the number of Performance Awards awarded to any Participant, the duration of the Award Period during which any Performance Award will be vested, and other terms and conditions of Performance Awards.

     b. PERFORMANCE TARGETS. The Committee may establish performance targets for Performance Awards in its sole and absolute discretion. These may include individual performance standards or specified levels of revenues from operations, earnings per share, return on shareholders' equity, and/or other goals related to the performance of Wilmington Trust or any of its subsidiaries or affiliates. The Committee may, in its sole and absolute discretion, in circumstances in which events or transactions occur to cause the established performance targets to be an inappropriate measure of achievement, change the performance targets for any Award Period before the final determination of a Performance Award.

     c. EARNED PERFORMANCE AWARDS. In granting a Performance Award, the Committee may prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree performance targets are attained. The degree of attainment of performance targets shall be determined as of the last day of the Award Period.

     d. PAYMENT OF EARNED PERFORMANCE AWARDS. Wilmington Trust shall pay earned Performance Awards granted under Section 6(a)(2) or 6(a)(3) above in cash or shares based on the Market Value Per Share of Wilmington Trust stock on the last day of an Award Period, or a combination of cash and shares, at the Committee's sole and absolute discretion. Wilmington Trust shall normally make payment as soon as practicable after an Award Period. However, the Committee may permit deferral of payment of all or a portion of a Performance Award payable in cash upon a Participant's request made on a timely basis in accordance with rules the Committee prescribes. Those deferred amounts may earn interest for the Participant under the conditions of a separate agreement the Committee approves and the Participant executes. In its sole and absolute discretion, the Committee may define in the Award Agreement other conditions on paying earned Performance Awards it deems desirable to carry out the purposes hereof.

     e. TERMINATION OF EMPLOYMENT. Unless the Committee provides otherwise in the Award Agreement or as otherwise provided below, in the case of a Participant's Termination of Employment before the end of an Award Period, the Participant will not be entitled to any Performance Award.

     f. DISABILITY, DEATH, OR RETIREMENT. Unless the Committee provides otherwise in the Award Agreement or after the grant of a Performance Award, if a Participant's Disability Date or the date of a Participant's Termination of Employment due to death or retirement on or after his or her Normal Retirement Date or Other Retirement Date occurs before the end of an Award Period, the Participant or the Participant's Beneficiary shall be entitled to receive a pro-rata share of his or her Award in accordance with Section 6(g) below.

     g. PRO-RATA PAYMENT. The amount of any payment Wilmington Trust makes to a Participant or that Participant's Beneficiary under circumstances described in
Section 6(f) above shall be determined by multiplying the amount of the Performance Award that would have been earned, determined at the end of the Performance Award Period, if that Participant's employment had not been terminated, by a fraction, the numerator of which is the number of whole months the Participant was employed during the Award Period and the denominator of which is the total number of months in the Award Period. That payment shall be made as soon as practicable after the end of that Award Period, and shall relate to attainment of the applicable performance targets over the entire Award Period.

     h. OTHER EVENTS. Notwithstanding anything to the contrary contained in this Section 6, the Committee may, in its sole and absolute discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment before the end of an Award Period under certain circumstances, including a material change in circumstances arising after the date the Performance Award is granted, and subject to terms and conditions the Committee deems appropriate.

     7.  OTHER STOCK-BASED AWARDS.

     a.  GRANT OF OTHER AWARDS.  The Committee may grant other Awards under this
Section 7 ("Other Awards"), valued in whole or in part by reference to, or otherwise based on, shares of Wilmington Trust stock. Subject to the provisions hereof, the Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those Awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those Awards. Any Other Award shall be confirmed by an Award Agreement. The Award Agreement shall contain provisions the Committee determines necessary or appropriate to carry out the intent hereof with respect to the Award.

     b. TERMS OF OTHER AWARDS. In addition to the terms and conditions specified in the Award Agreement, Other Awards made under this Section 7 shall be subject to the following:

          (1) Any shares subject to Other Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

          (2) If specified in the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that Award, and the Committee may, in its sole and absolute discretion, provide in the Award Agreement that those amounts be reinvested in additional shares;

          (3) The Award Agreement shall contain provisions dealing with the disposition of the Award in the event of the Participant's Termination of Employment before the exercise, realization, or payment of the Award. The Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any Other Award; and

          (4) Shares issued as a bonus pursuant to this Section 7 shall be issued for the consideration the Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at least 100% of the Market Value Per Share on the date the Other Award is granted.

     8. PAYMENT OF ANNUAL RETAINER. During the term hereof, each non-employee director of each company the Committee designates to participate in this Section 8 shall be paid the first half of his or her Annual Retainer in Wilmington Trust stock. Each director also may elect to receive the second half of his or her Annual Retainer in cash or Wilmington Trust stock, or a combination of both. The Committee shall establish rules with respect to electing the form of payment provided for in the preceding sentence to facilitate compliance with Rule 16b-3. The number of shares to be issued to a non-employee director who receives shares pursuant to this Section 8 shall be the dollar amount of the portion of the Annual Retainer payable in shares divided by the Market Value Per Share of a share of Wilmington Trust stock on the business day immediately preceding the date that installment of the Annual Retainer is otherwise paid to that company's directors. Wilmington Trust shall not be required to issue fractional shares. Whenever under this Section 8 a fractional share would otherwise be required to be issued, Wilmington Trust shall pay an amount in lieu thereof in cash based upon the Market Value Per Share of that fractional share.

     9.  TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN.

     a.  EFFECT OF CHANGE IN CONTROL.  Upon a Change in Control:

          (1) Any and all Options shall become exercisable immediately; and

          (2) The target values attainable under all Performance Awards and Other Awards shall be deemed to have been fully earned for the entire Award Period as of the effective date of the Change in Control.

     b. LIMITATION. No person may be granted Awards in respect of more than 100,000 shares in any calendar year during the term hereof.

     c. PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan govern all Awards granted hereunder. The Committee shall not have the power to grant a Participant any Award that is contrary to any provision hereof. If any provision of an Award conflicts with the Plan as it is constituted on the date the Award is granted, the terms of the Plan shall control. Except as provided in Sections 6(b) and 9(i) of the Plan, or unless the Committee provides otherwise in its sole and absolute discretion in the Award Agreement, the terms of any Award granted hereunder may not be changed after the date it is granted to materially decrease the value of the Award without the express written approval of the holder thereof. No person shall have any rights with respect to any Award until Wilmington Trust and the Participant have executed and delivered an Award Agreement or the Participant has received a written acknowledgement from Wilmington Trust that constitutes an Award Agreement.

     d. LIMITATIONS ON TRANSFER. A Participant may not transfer or assign his or her rights or interests with respect to Awards except by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined by the Code, Title I of ERISA, or the rules thereunder. Except as otherwise specifically provided herein, a Participant's Beneficiary may exercise the Participant's rights only to the extent they were exercisable hereunder at the date of the Participant's death and are otherwise currently exercisable.

     e. TAXES. If the Committee deems it necessary or desirable, Wilmington Trust shall be entitled to withhold (or secure payment from a Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that Wilmington Trust pays (1) with respect to any amount payable and/or shares issuable under that Participant's Award, (2) with respect to any income recognized upon the lapse of restrictions applicable to an Award, or (3) upon a disqualifying disposition of shares received upon the exercise of any Incentive Stock Option. Wilmington Trust may defer payment or issuance of the cash or shares upon the grant, exercise, or vesting of an Award unless indemnified to its satisfaction against any liability for that tax. The Committee or its delegate shall determine the amount of that withholding or tax payment. The Participant shall make that payment at the time the Committee determines. In each Award Agreement, the Committee shall prescribe one or more methods by which the Participant may satisfy his or her tax withholding obligation. This may include the Participant's paying Wilmington Trust cash or shares of Wilmington Trust stock or Wilmington Trust's withholding from the Award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the Market Value Per Share of those shares. In its sole and absolute discretion, the Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by Participants who are subject to Section 16 of the Exchange Act to have shares withheld from an Award to meet those withholding obligations.

     f. AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income a Participant recognizes pursuant to the provisions hereof shall not be included in determining benefits under any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, group insurance, or other benefit plan applicable to the Participant that the Participant's employer maintains, except if those plans or the Committee provide otherwise.

     g.  COMPLIANCE WITH RULE 16b-3 AND SECTION 162(m).

          (1) If the Committee desires to structure any Award so that the compensation payable thereunder will qualify as "performance based" under
     Section 162(m), the Committee may establish objective performance goals as the basis for that Award. Those performance goals will be based on any combination the Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m). No payment under such an Award will be made under the Plan to a Section 162(m) Participant unless the pre-established performance goals are met or exceeded.

          (2) It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and the exception from Section 162(m). If any provision of the Plan would be in violation of the exception from Section 162(m) if applied as written, that provision shall not have effect as written and shall be given effect so as to comply with that exception as the Committee determines in its sole and absolute discretion. Wilmington Trust's Board of Directors is authorized to amend the Plan, and the Committee is authorized to make any such modifications to Award Agreements, to comply with Rule 16b-3 and the exception from Section 162(m), as they may be amended from time to time, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments to Rule 16b-3 or the exception from Section 162(m). Notwithstanding the foregoing, Wilmington Trust's Board of Directors may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or the exception from Section 162(m) if the Board specifically determines that compliance is no longer desired. The Committee may grant Awards that do not comply with Rule 16b-3 and/or the exception from Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in Wilmington Trust's interest to do so.

     h.  AMENDMENT AND TERMINATION.

          (1) AMENDMENT. Wilmington Trust's Board of Directors shall have complete power and authority to amend the Plan at any time it deems it necessary or appropriate. However, those directors shall not, without the affirmative approval of Wilmington Trust's shareholders, make any amendment that requires shareholder approval under Rule 16b-3, the Code, or any other applicable law or rule of any exchange on which Wilmington Trust's shares are listed unless the directors determine that compliance with Rule 16b-3, the Code, or those laws or rules is no longer desired. No termination or amendment hereof may, without the consent of the Participant to whom any Award has been granted, adversely affect the right of that individual under that Award. However, the Committee may make provision in the Award Agreement for amendments it deems appropriate in its sole and absolute discretion.

          (2) TERMINATION. Wilmington Trust's Board of Directors may terminate the Plan at any time. No Award shall be granted hereunder after that termination. However, that termination shall not have any other effect. Any Award outstanding at the termination hereof may be exercised or amended after that termination at any time before the expiration of that Award to the same extent that Award would have been exercisable or could have been amended if the Plan had not terminated.

     i. CHANGES IN WILMINGTON TRUST'S CAPITAL STRUCTURE. The existence of outstanding Awards shall not affect the right of Wilmington Trust or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in Wilmington Trust's capital structure, Wilmington Trust's business, any merger or consolidation of Wilmington Trust, any issue of bonds, debentures, or preferred stock, Wilmington Trust's liquidation or dissolution, any sale or transfer of all or any part of Wilmington Trust's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

     The number and kind of shares subject to outstanding Awards, the purchase or exercise price of those Awards, the number and kind of shares available for Awards subsequently granted, and the limitation in Section 9(b) hereof shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Plan or Awards granted hereunder. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 9(i) to any outstanding Award if an adjustment has been made or will be made to the shares of Wilmington Trust stock awarded to a Participant in that person's capacity as a shareholder.

     If Wilmington Trust is merged or consolidated with another entity and Wilmington Trust is not the surviving entity, or if Wilmington Trust is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Awards remain outstanding, then (1) subject to the provisions of Section 9(i)(2) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding Award shall be entitled to receive, upon exercise of that Award in lieu of shares, other stock or other securities as the holders of shares of Wilmington Trust stock received in the merger, consolidation, liquidation, or sale; and (2) the Committee may cancel all outstanding Awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (x) notice of that cancellation has been given to each holder of an Award and (y) in addition to any rights he or she may have under Section 9(a) above, each holder of an Award shall have the right to exercise that Award in full, without regard to any limitations set forth in or imposed pursuant to Section 5, 6, or 7 above, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any Award that was permissible solely because of this Section 9(i)(2)(y) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale. Any Awards not exercised as of the date of the merger, consolidation, liquidation, or sale shall terminate as of that date.

     If Wilmington Trust is consolidated or merged with another entity under circumstances in which Wilmington Trust is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to Wilmington Trust's rights and obligations hereunder, and that the Plan be administered by a committee of the Board of that entity.

     Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

     Except as expressly provided herein, Wilmington Trust's issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of Wilmington Trust convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to Awards outstanding.

     After any reorganization, merger, or consolidation in which Wilmington Trust or one of its subsidiaries or affiliates is a surviving entity, the Committee may grant substituted Awards replacing old options or other awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of Wilmington Trust stock that might otherwise become subject to any Options or other Awards.

     j. PERIOD OF APPROVAL AND TERM OF PLAN. The Plan shall be submitted to Wilmington Trust's shareholders at their annual meeting scheduled to be held on May 20, 1999 or any adjournment or postponement thereof. The Plan shall be adopted and become effective only when approved by Wilmington Trust's shareholders. Awards may be granted hereunder at any time up to and including May 19, 2003, at which time the Plan will terminate, except with respect to Awards then outstanding. Those shall remain in effect until their exercise, expiration, or termination in accordance herewith.

     k. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES. No Award shall be exercisable, and no shares shall be delivered hereunder, except in compliance with all applicable Federal and state laws and regulations, the rules of the New York Stock Exchange, and all other stock exchanges on which Wilmington Trust shares are listed. Any certificate evidencing shares issued hereunder may bear legends the Committee deems advisable to ensure compliance with Federal and state laws and regulations. No Award shall be exercisable, and no shares shall be delivered hereunder, until Wilmington Trust has obtained consent or approval from Federal and state regulatory bodies that have jurisdiction over matters as the Committee deems advisable.

     If a Participant's Beneficiary exercises an Award, the Committee may require reasonable evidence regarding the ownership of the Award and consents, rulings, or determinations from taxing authorities the Committee deems advisable.

     l. NO RIGHT OF EMPLOYMENT. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan or any part hereof, shall confer upon any Participant any right to continue in the employ of the Participant's employer, nor in any other way affect the employer's right or power to terminate the Participant's employment at any time, to the same extent as might have been done if the Plan had not been adopted.

     m. USE OF PROCEEDS. Funds Wilmington Trust receives on the exercise of Awards shall be used for its general corporate purposes.

     n. SEVERABILITY. Whenever possible, each provision hereof and of every Award granted hereunder shall be interpreted in a manner as to be effective and valid under applicable law. If any provision hereof or of any Award granted hereunder is held to be prohibited by or invalid under applicable law, then (1) that provision shall be deemed amended to accomplish the provision's objectives as originally written to the fullest extent permitted by law and (2) all other provisions hereof and of every other Award granted hereunder shall remain in full force and effect.

     o. CONSTRUCTION OF THE PLAN. The place of administration of the Plan shall be in Delaware, and the validity, construction, interpretation, administration, and effect hereof, its rules and regulations, and rights relating hereto shall be determined solely in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by Federal law.

     p. INTERPRETATION OF THE PLAN. Headings are given to the sections hereof solely as a convenience for reference. Those headings and the numbering and paragraphing hereof shall not be deemed in any way material or relevant to the construction of any provision hereof. The use of a singular shall also include within its meaning the plural, and vice versa, where appropriate.

     q. NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against Wilmington Trust, the Committee, or any other person interpreting any term of the Plan, any Award granted under the Plan, or any rule or procedure the Committee establishes.

     r. COSTS AND EXPENSES. Wilmington Trust shall bear all costs and expenses incurred in administering the Plan.

     s. UNFUNDED PLAN. The Plan shall be unfunded. Wilmington Trust shall not be required to establish any special or separate fund or otherwise segregate assets to assure payment of any Award.

     t. SURRENDER OF AWARDS. Any Award granted to a Participant may be surrendered to Wilmington Trust for cancellation on terms the Committee and the Participant approve.

     10. DEFINITIONS. For purposes of the Plan, capitalized terms not otherwise defined herein have the following meanings:

     a. "Annual Retainer" means the payment(s) the Board of Directors of each company the Committee designates to participate in Section 8 determines from time to time to be the annual retainer payable each year to each non-employee director thereof.

     b. "Award" means (1) any grant to a Participant of any one or a combination of Incentive Stock Options, Nonstatutory Stock Options, Performance Awards, or Other Awards or (2) shares of Wilmington Trust stock received with respect to an Annual Retainer pursuant to Section 8.

     c. "Award Agreement" means a written agreement between Wilmington Trust and a Participant or a written acknowledgement from Wilmington Trust specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

     d. "Award Period" means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     e. "Beneficiary" means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to a Participant's rights and obligations under the Plan and an Award Agreement upon the Participant's death.

     f. "Cause" means, with respect to a Participant who is an employee of Wilmington Trust or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Committee determines in its sole and absolute discretion, the Participant's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

     g. "Change in Control" means any of the events described below, directly or indirectly or in one or more series of transactions. However, the Committee may, in its sole and absolute discretion, specify in any Award Agreement a more restrictive definition of Change in Control. In that event, the definition of Change in Control set forth in that Award Agreement shall apply to the Award granted thereunder:

          (1) Approval by Wilmington Trust Company's ("WTC's") or Wilmington Trust's shareholders of a consolidation or merger of WTC or Wilmington Trust with any Third Party, unless WTC or Wilmington Trust is the entity surviving that merger or consolidation;

          (2) Approval by WTC's or Wilmington Trust's shareholders of a transfer of all or substantially all of the assets of WTC or Wilmington Trust to a Third Party or of a complete liquidation or dissolution of WTC or Wilmington Trust;

          (3) Any person, entity, or group that is a Third Party, without prior approval of WTC's or Wilmington Trust's Board of Directors, by itself or through one or more persons or entities:

             (a) Acquires beneficial ownership of 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

             (b) Acquires irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

             (c) Acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's Voting Stock;

             (d) Acquires the ability to control in any manner the election of a majority of WTC's or Wilmington Trust's directors; or

             (e) Acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of WTC or Wilmington Trust;

          (4) Any election occurs of persons to Wilmington Trust's Board of Directors that causes a majority of that Board of Directors to consist of persons other than (a) persons who were members of that Board of Directors on February 29, 1996 (the "Effective Date") and/or (b) persons who were nominated for election as members of that Board of Directors by Wilmington Trust's Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of Wilmington Trust's Board of Directors on the Effective Date. However, any person nominated for election by Wilmington Trust's Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (a) and/or (b), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (a) above.

     A Change in Control shall not include any of the events described above if they (x) occur in connection with the appointment of a receiver or conservator for WTC or Wilmington Trust, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that WTC is in default as defined in Section 3(x) of the FDI Act, insolvent, or in an unsafe or unsound condition to transact business, or, with respect to any Participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that Participant from participating in WTC's or Wilmington Trust's business or (y) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's Voting Stock.

     h. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

     i. "Committee" means a committee of Wilmington Trust's Board of Directors that may be appointed by that Board from time to time. That Board may, from time to time, appoint members of the Committee in substitution for members who were previously appointed and may fill vacancies in the Committee, however caused. The Committee shall be composed of at least two directors of Wilmington Trust, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m). The Committee shall have the power and authority to administer the Plan in accordance with Section 2.

     j. "Date of Grant" means the date designated by the Plan or the Committee as the date as of which an Award is granted. The Date of Grant shall not be earlier than the date on which the Committee approves the granting of the Award.

     k. "Disability" means any physical or mental injury or disease of a permanent nature that renders a Participant incapable of meeting the requirements of the employment or other work the Participant performed immediately before that disability commenced. The Committee shall make the determination of whether a Participant is disabled and when the Participant becomes disabled in its sole and absolute discretion.

     l. "Disability Date" means the date which is six months after the date on which a Participant is first absent form active employment or work due to a Disability.

     m. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     n. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     o. "Market Value Per Share" of a share of Wilmington Trust stock means, as of any date, the last sale price of a share of Wilmington Trust stock on that date on the principal national securities exchange on which Wilmington Trust stock is then traded. If Wilmington Trust stock is not then traded on a national securities exchange, "Market Value Per Share" shall mean the last sale price or, if none, the average of the bid and asked prices of Wilmington Trust stock on that date as reported on the National Association of Securities

Dealers Automated Quotation System ("Nasdaq"). However, if there were no sales reported as of that date, the Market Value Per Share shall be computed as of the last date preceding that date on which a sale was reported. If any such exchange or quotation system is closed on any day on which the Market Value Per Share is to be determined, the Market Value Per Share shall be determined as of the first date immediately preceding that date on which that exchange or quotation system was open for trading.

     p. "Normal Retirement Date" means the date on which a Participant terminates active employment with the employer he or she was employed with when he or she was last granted Awards on or after attaining age 65, but does not include termination for Cause.

     q. "Option" means any option to purchase Wilmington Trust stock the Committee grants to a Participant under Section 5.

     r. "Other Retirement Date" means a date, on or after a Participant attains age 55 but earlier than the Participant's Normal Retirement Date, that the Committee in its sole and absolute discretion specifically approves and designates in writing to be the date upon which a Participant retires for purposes hereof, but does not include termination for Cause.

     s. "Participant" means any employee of or consultant to Wilmington Trust or any of its subsidiaries or affiliates whom the Committee selects to receive Options, Performance Awards, or Other Awards or a director who receives some or all of an Annual Retainer in shares of Wilmington Trust stock.

     t. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     u. "SEC" means the Securities and Exchange Commission.

     v. "Section 162(m)" means Section 162(m) of the Code and its regulations.

     w. "Section 162(m) Participant" means a Participant a portion of whose compensation would be subject to Section 162(m).

     x. "Subsidiary" means a company more than 50% of the equity interests of which Wilmington Trust beneficially owns, directly or indirectly.

     y. "Termination of Employment" means, with respect to an employee Participant, the voluntary or involuntary termination of the Participant's employment with Wilmington Trust or any of its subsidiaries or affiliates for any reason (including, without limitation, death, Disability, retirement, or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be Wilmington Trust or one of its subsidiaries or affiliates). With respect to a consultant, Termination of Employment means termination of the Participant's services as a consultant to Wilmington Trust or one of its subsidiaries or affiliates.

     z. "Third Party" includes a person or entity or a group of persons or entities acting in concert not wholly-owned by Wilmington Trust or WTC, directly or indirectly.

     aa. "Voting Stock" means the classes of stock of Wilmington Trust or WTC entitled to vote generally in the election of directors of Wilmington Trust or WTC, as the case may be.

     bb. "Wilmington Trust stock" means Wilmington Trust's common stock, par value $1 per share.

                          WILMINGTON TRUST CORPORATION
                            EXECUTIVE INCENTIVE PLAN

                                                                       EXHIBIT B

     1. PURPOSE. The purpose of the Wilmington Trust Corporation ("Wilmington Trust") Executive Incentive Plan (the "Incentive Plan") is to provide senior management annual cash awards that recognize and reward the achievement of performance goals.

     2. EFFECTIVE DATE OF PLAN. The Incentive Plan shall be effective as of January 1, 1999, but any payments under the Incentive Plan to individuals ("Section 162(m) Participants") a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code and the related regulations ("Section 162(m)") shall be made contingent on the Incentive Plan's approval by Wilmington Trust's shareholders.

     3. PLAN ADMINISTRATOR. Wilmington Trust's Compensation Committee shall administer the Incentive Plan. The Compensation Committee consists of members appointed by the Board of Directors from time to time. Each member of the Compensation Committee shall be an "outside director" within the meaning of
Section 162 (m). The Compensation Committee shall have full power and authority, subject to the provisions of the plan and applicable law, to (a) establish, amend, suspend, or waive rules and regulations and appoint agents it deems necessary or advisable for the plan's proper administration, (b) construe, interpret, and administer the plan and any instrument or agreement relating to the plan, and (c) make all other determinations and take all other actions necessary or advisable for the plan's administration. Unless the Incentive Plan expressly provides otherwise, each determination the Compensation Committee makes and each action it takes pursuant to the plan or any instrument or agreement relating to the plan (x) shall be within the Compensation Committee's sole discretion, (y) may be made at any time, and (z) shall be final, binding, and conclusive for all purposes on all persons, including participants in the plan, their legal representatives, and beneficiaries and employees of Wilmington Trust and its subsidiaries.

     4. ELIGIBILITY. The Chief Executive Officer, the President, and other senior officers of Wilmington Trust and its subsidiaries are eligible to participate in the Incentive Plan if the Compensation Committee designates them.

     5.  AWARDS.

          5.1 For each calendar year (a "Plan Year"), at such times as the Compensation Committee determines, it shall establish the basis and terms of participation of participants who are not Section 162(m) Participants. In doing so, the Compensation Committee may establish one or more quantitative or qualitative performance or other goals or criteria as the basis for awarding executives bonuses under the Incentive Plan.

          5.2 For Section 162(m) Participants, unless the Compensation Committee determines otherwise, within 90 days after the commencement of each Plan Year, it shall designate:

             a. The officers who will be deemed Section 162(m) Participants for that Plan Year;

             b. The Financial Criteria that will apply to awards to Section 162(m) Participants for the Plan Year; and

             c. The Performance Goals the Corporation must meet for Section 162(m) Participants to earn awards for the Plan Year and a payout matrix or formula for those Financial Criteria and Performance Goals.

     After the 90(th) day of a Plan Year, the Compensation Committee may designate additional officers as participants in the Plan for that Plan Year. However, any award a participant who also is a Section 162(m) Participant earns for that partial Plan Year will be pro-rated based on the number of days during the Plan Year in which the participant participates in the Plan. The Performance Goals for those additional

Section 162(m) Participants will be established before 25% of the days remaining in that partial Plan Year have expired.

     Any participant who terminates employment, either voluntarily or involuntarily, before awards are paid for a Plan Year will be ineligible for an award under the Plan. However, the Compensation Committee may, in its sole and complete discretion, determine to pay an award if termination was due to death, disability, retirement, or a Change in Control of the Corporation, but:

          x. No such payment shall be made to any participant for a Plan Year before awards for that Plan Year are payable generally; and

          y. No such payment shall be made to any Section 162(m) Participant unless the Performance Goals established for that participant have been attained.

     For purposes hereof, the term "Change in Control" means any of the events described below, directly or indirectly or in one or more series of transactions:

          (1) Approval by Wilmington Trust Company's ("WTC's") or Wilmington Trust's stockholders of a consolidation or merger of WTC or Wilmington Trust with any third party (including a single person or entity or a group of persons or entities acting in concert) not wholly-owned, directly or indirectly, by WTC or Wilmington Trust (a "Third Party"), unless WTC or Wilmington Trust is the entity surviving that merger or consolidation;

          (2) Approval by WTC's or Wilmington Trust's stockholders of a transfer of all or substantially all of the assets of WTC or Wilmington Trust to a Third Party or of a complete liquidation or dissolution of WTC or Wilmington Trust;

          (3) Any person, entity, or group which is a Third Party, without prior approval of WTC's or Wilmington Trust's Board of Directors, by itself or through one or more subsidiaries:

             (a) Acquires beneficial ownership of 15% or more of any class of WTC's or Wilmington Trust's voting stock;

             (b) Acquires irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's voting stock;

             (c) Acquires any combination of beneficial ownership of voting stock and irrevocable proxies representing 15% or more of any class of WTC's or Wilmington Trust's voting stock;

             (d) Acquires the ability to control in any manner the election of a majority of WTC's or Wilmington Trust's directors; or

             (e) Acquires the ability to exercise a controlling influence over the management or policies of WTC or Wilmington Trust, directly or indirectly; or

          (4) Any election occurs of persons to Wilmington Trust's Board of Directors that causes a majority of that Board of Directors to consist of persons other than (x) persons who were members of that Board of Directors on February 29, 1996 (the "Effective Date") and/or (y) persons who were nominated for election as members of that Board of Directors by Wilmington Trust's Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of Wilmington Trust's Board of Directors on the Effective Date. However, any person nominated for election by Wilmington Trust's Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (x) and/or (y), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (x) above.

     However, a Change in Control shall not include any of the events described above if they (i) occur in connection with the appointment of a receiver or conservator for WTC or Wilmington Trust, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that WTC is in default as defined in Section 3(x) of the FDI Act, insolvent or in an unsafe or unsound condition to transact business, or, with respect to any participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that participant from participating in WTC's or Wilmington Trust's business or (ii) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or Wilmington Trust's voting stock.

     6. FINANCIAL CRITERIA. For each Plan Year, unless the Compensation Committee determines otherwise, it shall designate one or more financial criteria (the "Financial Criteria") set forth in this Section 6 for use in determining awards for Section 162(m) Participants for that Plan Year. Financial Criteria shall consist of one or more of the following financial measures: earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Any of the Financial Criteria may be company-wide or on a departmental, divisional, regional, or individual basis. In addition, any of the Financial Criteria may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The Compensation Committee retains the discretion to determine whether an award will be paid under any one or more of the Financial Criteria.

     7. PERFORMANCE GOALS. For each Plan Year, the Compensation Committee shall establish specific, objective performance goals (the "Performance Goals"), the outcome of which is substantially uncertain at the time they are established, for each of the Financial Criteria the Compensation Committee designates for that Plan Year against which actual performance is to be measured to determine the amount of awards to Section 162(m) Participants. Performance Goals the Compensation Committee establishes may be described by means of a matrix or formula providing for goals resulting in the payment of awards under the plan.

     8.  DETERMINATION AND PAYMENT OF AWARDS.

          8.1. As soon as practicable after the end of a Plan Year, the Compensation Committee will determine the amount of the award each participant has earned. The Compensation Committee may, in its sole and absolute discretion, reduce the amount which would otherwise be payable under the Incentive Plan. Payments will be made promptly after the Compensation Committee determines the amount of the awards unless payment of an award has been deferred pursuant to Section 10.6. The Compensation Committee's determination with respect to Section 162(m) Participants must include its certification in writing that the Performance Goals and any other terms of the award were satisfied. Minutes of the Compensation Committee's meeting or any action by written consent shall satisfy the written certification requirement.

          8.2. The Corporation shall pay awards under the Incentive Plan in cash, stock, or "phantom stock" units. The Compensation Committee may grant awards in respect of up to a total of 100,000 shares of stock under the Incentive Plan.

          8.3. Notwithstanding anything to the contrary contained herein, the maximum dollar amount with respect to which awards may be granted under the Incentive Plan for any Plan Year to any participant may not exceed $2,000,000.

     9. TERMINATION, SUSPENSION, OR MODIFICATION OF THE PLAN. The Board of Directors may at any time, with or without notice, terminate, suspend, or modify the Incentive Plan in whole or in part. The Board of Directors shall not amend the Incentive Plan in violation of law or in contravention of Section 162(m). The Compensation Committee may make any amendments to the Incentive Plan not in violation of law required to conform the Incentive Plan to the requirements of
Section 162 (m). The Compensation Committee also may correct any defect, supply any omission, or reconcile any inconsistency in the Incentive Plan in the manner and to the extent it deems desirable to carry the Incentive Plan into effect.

     10.  MISCELLANEOUS.

          10.1 NO ASSIGNMENT. No award under the Incentive Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability which is for alimony or other payment for the support of a spouse or former spouse, or for any other relative of a participant, prior to actually being received by the participant or his or her designated beneficiary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to an award hereunder shall be void.

          10.2 NO RIGHT OF EMPLOYMENT. Neither the adoption of the Incentive Plan, the determination of eligibility to participate in the Incentive Plan, nor the granting of an award under the Incentive Plan shall confer upon any participant any right to continue in the employ of Wilmington Trust or any of its subsidiaries or interfere in any way with the right of Wilmington Trust or its subsidiaries to terminate that employment at any time.

          10.3 TAX WITHHOLDING. Wilmington Trust shall have the right to withhold the amount of any tax attributable to amounts payable under the Incentive Plan.

          10.4 GOVERNING LAW. The Incentive Plan and all determinations under it shall be governed by and construed in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by Federal law.

          10.5 OTHER PLANS. Nothing in the Incentive Plan shall be construed as limiting the authority of the Compensation Committee, the Board of Directors, Wilmington Trust, or any subsidiary of Wilmington Trust to establish any other compensation plan or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by Wilmington Trust or a subsidiary of Wilmington Trust, whether that person is a participant and regardless of how the amount of that compensation or bonus is determined.

          10.6 DEFERRALS OF AWARDS. A participant may elect to defer payment of his or her award under the Incentive Plan if deferral of the award under the Incentive Plan is permitted pursuant to the terms of a deferred compensation program of Wilmington Trust existing at the time the election to defer is permitted to be made and the participant complies with the terms of that program.

          10.7 SECTION 162(m). Unless the Board of Directors expressly determines otherwise, if any provision of the Incentive Plan is found not to be in compliance with the exception from Section 162(m), that provision shall be deemed amended so that the provision does comply to the extent permitted by law. In every event, the Incentive Plan shall be construed in favor of payments to Section 162(m) Participants meeting the "performance-based compensation" exception contained in Section 162(m). Notwithstanding anything to the contrary contained herein, the Compensation Committee retains discretion to grant awards hereunder to participants that do not comply with that exception.

                            [WILMINGTON TRUST LOGO]

                          WILMINGTON TRUST CORPORATION

                          ANNUAL SHAREHOLDERS' MEETING

                             THURSDAY, MAY 20, 1999
                                   10:00 A.M.

                             WILMINGTON TRUST PLAZA
                                MEZZANINE LEVEL
                            301 WEST ELEVENTH STREET
                              WILMINGTON, DELAWARE






[WILMINGTON  WILMINGTON TRUST CORPORATION
  TRUST      RODNEY SQUARE NORTH
  LOGO]      1100 NORTH MARKET STREET
             WILMINGTON, DE 19890-0001                                     PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 20, 1999.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.

By signing the proxy, you revoke all prior proxies and appoint David R. Gibson and Thomas P. Collins, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

To Our Shareholders,


You are cordially invited to attend our Annual Shareholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, May 20, 1999.

At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.
                                                                     Sincerely,

                                                                   Ted T. Cecala
                                                      Chairman of the Board and
                                                        Chief Executive Officer





   Wilmington Trust Corporation Rodney Square North 1100 North Market Street
                            Wilmington, DE 19890-0001

                  [DOWN ARROW] Please detach here [DOWN ARROW]

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

1. Election of directors: 01 Carolyn S. Burger
                          02 Robert V. A. Harra Jr.
                          03 Rex L. Mears
                          04 Leonard W. Quill
                          05 Robert W. Tunnell Jr.

     [ ]  Vote FOR all                   [ ]  Vote WITHHELD
          nominees, except                    from all nominees
          as indicated below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. Approval of 1999 Long-term Incentive Plan

                        [ ] For [ ] Against [ ] Abstain

3. Approval of Executive Incentive Plan

                        [ ] For [ ] Against [ ] Abstain

4. Ratification of Appointment of Independent Accountants

                        [ ] For [ ] Against [ ] Abstain


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box   [ ]   Indicate changes below: Date __________________


                                    Signature(s) in Box
                                    Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.